Aberdeen Funds: Summary Prospectus

Aberdeen Global Infrastructure Fund

May 7, 2018

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional information, shareholder reports and other information about the fund online at www.aberdeen-asset.us/usretail/literature/equity. You can also get this information at no cost by e-mailing a request to Investor.Services@aberdeenstandard.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated March 7, 2018, as amended May 7, 2018, and as may be further amended or supplemented from time to time, the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2017, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: AIAFX   Institutional Class: AIFRX

Objective

The Aberdeen Global Infrastructure Fund (the "Global Infrastructure Fund" or the "Fund") seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Infrastructure Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A Sales Charges," and "Broker-Defined Sales Charge Waiver Policies" sections on pages 75 and 105 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 94 and 95 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	None
Small Account Fee[2]	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[3]
Interest Expense	0.01%	0.01%
All Other Expenses	0.38%	0.38%
Total Other Expenses	0.39%	0.39%
Total Annual Fund Operating Expenses	1.64%	1.39%
Less: Amount of Fee Limitations/Expense Reimbursements[4]	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.46%	1.21%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

3  The Fund acquired all of the assets and liabilities of the Alpine Global Infrastructure Fund (the "Predecessor Fund"), a series of Alpine Equity Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Equity

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Trust prior to the closing of the reorganization. Accordingly, "Other Expenses" have been restated to reflect estimated expenses expected to be incurred by the Fund for the current fiscal year.

4  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.45% for Class A shares and 1.20% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before the end of the two year period following the closing date of the reorganization of the Predecessor Fund into the Fund. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$715	$1,029	$1,383	$2,378
Institutional Class shares	$123	$404	$725	$1,636

Portfolio Turnover

The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Predecessor Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Strategies

Under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An "infrastructure-related" issuer has (i) at least 50% of its assets consisting of infrastructure assets or (ii) 50% of its gross income or net profits attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing). The Fund concentrates its investments in infrastructure-related issuers.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges. The Fund may invest in companies of any market capitalization. Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer's securities are traded principally in the country; or (iii) during the issuer's most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

The Fund's investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.

The Fund may invest a portion of its assets in shares of initial public offerings ("IPOs") and secondary offerings.

Principal Risks

The Global Infrastructure Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is an alphabetical list of the principal investment risks of investing in the Fund.

Concentration Risk — The Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund's concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to,

2  Aberdeen Global Infrastructure Fund: Summary Prospectus as of May 7, 2018

Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk — The Fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Infrastructure-Related Investment Risk — Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk — The Adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

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Performance

The bar chart and table below can help you evaluate potential risks of the Global Infrastructure Fund. The bar chart shows how the Fund's annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund's performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. The Fund's past performance benefitted significantly from IPOs and secondary offerings of certain issuers and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Performance reflects expense reimbursements and/or fee waivers in effect from time to time. If such expense reimbursements or fee waivers were not in place, the Fund's performance would be reduced. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Fund reflect the performance of the Predecessor Fund (defined above). As the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Fund.

Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited are expected to begin advising and sub-advising the Fund, respectively, immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

During the periods shown in the Chart for the Fund:

Best Quarter		Worst Quarter
20.62%	6/30/09	(18.62)%	9/30/11

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	Since Inception
Class A shares–Before Taxes	17.71%	7.91%	10.51	%*
Institutional Class shares– Before Taxes	25.22%	9.48%	14.01	%**
Institutional Class shares–After Taxes on Distributions	23.68%	7.89%	12.38	%**
Institutional Class shares–After Taxes on Distributions and Sale of Fund Shares	14.78%	6.89%	11.05	%**
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.17	%**
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	20.13%	9.21%	9.62	%**

*  Class A inception date is 12/30/2011

**  Institutional Class inception date is 11/3/2008. All index since inception returns reflect the inception date of the Institutional Class

Investment Adviser

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") serves as the Global Infrastructure Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser. In the United States,

4  Aberdeen Global Infrastructure Fund: Summary Prospectus as of May 7, 2018

Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund and have managed the Fund since 2018:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2018
Bruce Stout	Senior Investment Manager	2018
Jamie Cumming	Senior Investment Manager	2018
Martin Connaghan	Senior Investment Manager	2018
Stewart Methven	Senior Investment Manager	2018
Joshua Duitz	Portfolio Manager	2018

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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